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                                                                      Exhibit 23



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We have issued our report dated February 14, 2001, accompanying the consolidated financial statements included in the Annual Report of CCF Holding Company on Form 10-KSB for the year ended December 31, 2000. We hereby consent to the incorporation by reference of said report in the Registration Statement of CCF Holding Company on Form S-8 (File No. 333-35108).

                                                     /s/PORTER KEADLE MOORE, LLP



Atlanta, Georgia
March 28, 2001